Exhibit 10.5

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND CONSENT

This Amendment Number One to Credit Agreement and Consent (“Amendment”) is entered into as of June 24, 2010, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), on the one hand, and MAGMA DESIGN AUTOMATION, INC., a Delaware corporation (“Borrower”), on the other hand, with reference to the following facts:

A. Borrower, Agent, and Lenders have previously entered into that certain Credit Agreement, dated as of March 19, 2010 (as amended and modified, from time to time, the “Agreement”).

B. Borrower has requested that Agent and Lenders provide certain consents and make certain amendments to the Agreement as provided for and on the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and supplement the Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2. AMENDMENTS.

(a) Clause (ix) of the definition of “EBITDA” set forth in Schedule 1.1 of the Agreement is hereby amended to read as follows

“ix. to the extent not capitalized, losses relating to foreign currency fluctuations, to the extent actually incurred in such fiscal period; provided that, the cash losses from such fluctuations, together with any cash charges described in clause (vii) preceding, shall not exceed $1,250,000 in the aggregate in any fiscal year,”

(b) Clause (c) of Schedule 3.6 of the Agreement is hereby amended to read as follows:

“(c) To the extent any Inactive Subsidiary has not been dissolved within 60 days of the Closing Date (or by July 31, 2010 with respect to Aplus Design Technologies Inc.), Borrower shall (i) deliver to Agent all necessary documents to join such Inactive Subsidiary, as (x) a Guarantor under the Guaranty, (y) an Obligor under the Intercompany Subordination Agreement, and (z) a Grantor under the Security Agreement, and (ii) deliver to Agent the original certificates representing the shares of Stock pledged under the Security Agreement with respect to such Inactive Subsidiary, together with powers endorsed in blank with respect to such certificates.”

(c) Clause (f) of Schedule 5.1 to the Agreement is hereby amended to read as follows:

“(f) copies of Borrower’s Projections for the remaining term of the Agreement, year by year, and for the forthcoming fiscal year, quarter by quarter, certified by the chief financial officer of Borrower as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby.”

(d) Clauses (a), (b), (c), (d) and (e) of Schedule 5.2 to the Agreement is hereby amended to read as follows:

Monthly (not later than the 15 days (45 days in the case of a month that is the end of a fiscal quarter or fiscal year) after the end of each month)	(a) a Credit Amount Certificate, together with supporting schedules and documentation, and (b) Borrower’s consolidating and consolidated balance sheet for the prior month.

Quarterly (no later than 45 days following the end of each fiscal quarter)

(c) a report that (i) segregates trailing twelve

months revenue into licenses revenue,

maintenance revenue, and services revenue, and

(ii) within licenses revenue, includes (A) sub-

totals for perpetual and time-based licenses, and

(B) further sub-totals for up-front, ratable, due

and payable, and cash receipts revenue,

(d) a backlog report delineating scheduled vs. unscheduled backlog, and segmented by estimated period of recognition, and

(e) a lost material customer report, with identified cause (if known) and trailing twelve months revenue contribution for each lost customer.

3. AMENDMENT FEE. Borrower shall pay to Agent an amendment fee in the amount of $30,000 for the approval, preparation and execution of this Amendment, which fee shall be fully earned, due and payable upon the execution of this Amendment.

4. CONSENT. Borrower has informed Agent and Lenders that it intends to (i) repurchase and retire a portion of the outstanding 2014 Notes (“Note Repurchase”), and (ii) repurchase certain of its common stock (“Stock Repurchase”). As the Note Repurchase and Stock Repurchase are prohibited by the terms of the Agreement, Borrower has requested that Agent and Lenders consent thereto. Agent and Lenders hereby consent to the Note Repurchase and Stock Repurchase so long as: (i) the total purchase price paid for the Stock Repurchase does not exceed the aggregate amount of $10,000,000 and the total purchase price paid for the Note Repurchase and Stock Repurchase does not exceed the aggregate amount of $20,000,000, (ii) the purchase price for the 2014 Notes repurchased pursuant to the Note Repurchase does not exceed 190% of the par value of the 2014 Notes being repurchased, (iii) the Note Repurchase and Stock Repurchase are completed by no later than July 31, 2010, and immediately before and after giving effect to either the Note Repurchase or the Stock Repurchase, Availability plus domestic Qualified Cash is in an amount equal to or greater than $15,000,000. This consent shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Borrower to any other or further consent or waiver in any similar or other circumstances.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and Lenders that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6. NO DEFAULTS. Borrower hereby affirms to Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is hereby conditioned upon receipt by Agent of (i) a fully executed copy of this Amendment from each party hereto (ii) a fully executed copy of the attached Reaffirmation of General Continuing Guaranty, and (iii) the amendment fee set forth in Paragraph 3 above.

8. REAFFIRMATION. Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that the Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral as provided in the Security Agreement.

9. COSTS AND EXPENSES. Borrower shall pay to Agent and Lenders all of Agent’s and Lenders’ out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

10. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

11. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

MAGMA DESIGN AUTOMATION, INC.,
a Delaware corporation

By:	/s/ Peter S. Teshima
Name:	Peter S. Teshima
Title:	CFO

Amendment Number One to Credit Agreement and Consent

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and Lender

By:	/s/ Daniel Morihiro
Name:	Daniel Morihiro
Title:	VP

Amendment Number One to Credit Agreement and Consent

REAFFIRMATION OF GENERAL CONTINUING GUARANTY

Dated as of June 24, 2010

The undersigned (the “Guarantor”), has executed a General Continuing Guaranty, dated as of March 19, 2010 (the “Guaranty”), in favor of Wells Fargo Capital Finance, LLC (“Agent”), respecting the obligations of Magma Design Automation, Inc., a Delaware corporation (“Borrower”) pursuant to that certain Credit Agreement dated as of March 19, 2010 by and between Borrower, the Lenders signatory thereto and Agent, and other Loan Documents. Guarantor acknowledges the terms of the above Amendment and reaffirms and agrees that: (a) its Guaranty remains in full force and effect; (b) nothing in the Guaranty obligates Agent to notify the undersigned of any changes in the loans and financial accommodations made available to Borrower or to seek reaffirmation of the Guaranty; and (c) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the execution of this reaffirmation.

GUARANTOR:	MAGMA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Peter S. Teshima
	Name:	Peter S. Teshima
	Title:	CFO

Reaffirmation of General Continuing Guaranty